Exhibit (10)(b)

                                                     PRELIMINARY

                        Consent of Independent Auditors

We consent to the reference to our firm under the captions "Financial Statements" and "Legal and Accounting," and to the use of our reports dated April 2, 2003 with respect to the statutory-basis financial statements and schedules of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society included in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4 No. 333-101231) and related Prospectus of Woodmen Variable Annuity Account dated May 13, 2003.

                                              /s/ Ernst & Young LLP

Des Moines, Iowa
May 13, 2003